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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                          ----------------------------


       Date of Report (Date of earliest event reported): January 13, 2000


                              ROWAN COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                   1-5491                                       75-0759420
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)



         2800 POST OAK BOULEVARD, SUITE 5450, HOUSTON, TEXAS 77056-6196
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 621-7800

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ITEM 5.  OTHER EVENTS

         Press Releases. The information set forth in the press releases of the registrant dated January 13, 2000, January 31, 2000 and February 7, 2000, which are filed as exhibits hereto, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

Exhibit No.       Description
-----------       -----------

99.1              Press release, dated January 13, 2000.

99.2              Press release, dated January 31, 2000.

99.3              Press release, dated February 7, 2000.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ROWAN COMPANIES, INC.
                                                    (Registrant)

                                            By: /s/ E. E. THIELE
                                               ---------------------------------
                                                    E. E. Thiele
                                                    Principal Financial Officer


Date: February 14, 2000





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                               INDEX TO EXHIBITS

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

   99.1             Press release, dated January 13, 2000.

   99.2             Press release, dated January 31, 2000.

   99.3             Press release, dated February 7, 2000.